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                                                                                KAYNE ANDERSON
                                                                             MONEY MARKET ACCOUNT



No person has been authorized to give any information or to make any representations not contained in this Prospectus, or the Fund's
Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not be lawfully be made.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.



                                                                   in the TempCash portfolio
                                                                   (Dollar shares)




                                                                               JANUARY 31, 1997


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Account Information:


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The minimum investment in the Kayne Anderson Money
Market Account is $2,000 except for retirement and custodial accounts which require a minimum of $1,000
(subsequent investments are $250 and $100 respectively).


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Shareholders should phone (800)395-3807 for
information regarding their holdings in their Kayne
Anderson Money Market Account.


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